UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021

Kindcard, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-151350	26-1679929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Yamato Rd., Suite 100, Boca Raton, FL 33946

(Address of Principal Executive Offices) (Zip Code)

(888) 888-0708

(Registrant's telephone number, including area code)

MWF Global Inc.

Baccuit Sur, Bauang, La Union, Philippines, 02501

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	KRCD	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.   Changes in Registrant's Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

On December 20, 2021, the Board of Directors dismissed the Company's independent registered public accounting firm Sadler Gibb & Associates LLC (“Sadler Gibb”).

The Company is in the process of completing its review of independent registered public accounting firms to replace the Company’s independent registered accounting firm.

Sadler Gibb's audit reports on the Company's consolidated financial statements as of and for the fiscal years ended January 31, 2020 and January 31, 2021 did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph regarding going concern.

During the fiscal years ended January 31, 2020 and January 31, 2021, respectively, and the subsequent interim periods through July 31, 2021 and up through December 20, 2021, there were (i) no disagreements between the Company and Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sadler Gibb, would have caused Sadler Gibb to make reference to the subject matter of the disagreement in their reports on the Company's consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sadler Gibb with a copy of the disclosures it is making in this Current Report on Form 8-K (the "Report") prior to the time the Report was filed with the Securities and Exchange Commission (the "SEC"). The Company requested that Sadler Gibb furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Sadler Gibb's letter, dated December 27, 2021, is attached hereto as Exhibit 16.1.

Sadler Gibb did not perform a Review of the financial statements included in the 10Q for Kindcard, Inc. for the period ended October 31, 2021 as filed with the SEC on December 20, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Kindcard, Inc.

Dated: December 27, 2021	By:	/s/ Michael Rosen
Michael Rosen
Chief Executive Officer, Director

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Item 9.01 Financial Statements and Exhibits.

Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit

16.1	Letter of Sadler Gibb dated December 27, 2021 to the SEC regarding statements included in this Form 8 K.

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